UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 12, 2007

DAVI SKIN, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-14297	86-0907471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4223 Glencoe Avenue, Suite B130
Marina Del Rey, California	90292
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 827-0800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — Other Events

ITEM 8.01 — Other Events

Joseph Spellman, President and Chief Executive Officer of Davi Skin, Inc. (the “Corporation”) has agreed to forfeit options to purchase 750,000 shares of the Corporation’s common stock.  The shares issuable on exercise of these options shall be available for issuance under the Corporation’s option plan, distributable at the discretion of the Board.   Mr. Spellman will retain 500,000 options to purchase shares of common stock as provided for in his employment agreement with the Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED: February 13, 2007	DAVI SKIN, INC.

	By:	/s/ Joseph Spellman
Joseph Spellman
Chief Executive Officer and Director